Firstar Funds, Inc.

                          Missouri Tax-Exempt Bond Fund


                        Retail A Shares Limited Promotion

                         Supplement Dated April 9, 2001,
                        To Prospectus Dated March 1, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MARCH 1, 2001. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-677-FUND.

Effective April 9, 2001, Firstar Funds, Inc. will offer Retail A shares of the Missouri Tax-Exempt Bond Fund (the "Fund") at net asset value (without a front-end sales charge) to individuals purchasing through its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc. Shares of the Fund purchased under this promotion will carry a 1.00% contingent deferred sales charge (back-end sales load) for a period of 18 months. Purchases through wrap accounts, exchanges or other programs that already offer shares of the Fund at net asset value are not subject to any back-end sales load under this promotion. In addition, the waivers of the contingent deferred sales charge described in the Prospectus and Statement of Additional Information as applicable to Retail B Shares will also apply to the contingent deferred sales charge applicable to Retail A Shares purchased pursuant to this program.

U.S. Bancorp Piper Jaffray Inc. will be paid compensation equal to 1.00% of the purchase price of all new shares purchased.

This promotion is expected to continue through May 31, 2001. However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, you may call investor services at 1-800-677-FUND.

Retail A shares of the Fund sold outside of this promotion are otherwise available as disclosed in the Fund's current Prospectus.